                                                            ANNUAL REPORT

                                                            December 31, 1997

                                                            The Fulcrum Fund(SM)
                                                            Variable Annuity




                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]

GENERAL INFORMATION
--------------------------------------------------------------------------------

OFFICERS OF ALLMERICA FINANCIAL
LIFE INSURANCE AND ANNUITY COMPANY
John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

INVESTMENT MANAGER
Allmerica Investment Management Company, Inc.
440 Lincoln Street
Worcester, MA 01653

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

CUSTODIAN
Bankers Trust Company
16 Wall Street
New York, NY 10005

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA02110

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive
Westborough, MA 01581

OFFICERS OF ALLMERICA
Investment Trust (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

BOARD OF TRUSTEES OF AIT
John F. O'Brien, Chairman
Cynthia A. Hargadon*
Gordon Holmes*
John P. Kavanaugh
Bruce E. Langton*
Attiat F. Ott*
Richard M. Reilly
Ranne P. Warner*

* Independent Trustees

INVESTMENT SUB-ADVISER
Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653

--------------------------------------------------------------------------------
                                   CONTENTS
--------------------------------------------------------------------------------

A LETTER FROM THE CHAIRMAN...................................................2

PERFORMANCE SUMMARY..........................................................3

BOND AND MONEY

MARKET OVERVIEW..............................................................4

MONEY MARKET FUND............................................................6

FINANCIALS.................................................................F-1

For further information, see the accompanying annual reports.

For information on ordering a copy of the separate account annual report, see Client Notices on page F-15.

--------------------------------------------------------------------------------
                          A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO OF JOHN F. O'BRIEN APPEARS HERE]

Dear Client:

     During 1997, investors benefited from generally healthy U.S. financial markets. The stock market delivered an unprecedented third consecutive year of returns over 20% and the bond market enjoyed its best results since 1995.

     This year's exceptional performance, however, masks the volatility which occurred, particularly in the U.S. equity markets. In fact, market volatility in 1997 was the fourth highest in the last 50 years. Moreover, not only did almost all of the gain in the S&P 500(R) occur during the first seven months of the year, returns were concentrated in just a handful of large company stocks. Understandably, this proved particularly frustrating to investors in smaller company stocks and to those large-cap managers with broadly diversified portfolios.

     Internationally, the markets proved quite challenging. The larger developed countries in the Morgan Stanley EAFE Index delivered solid returns through July but ended the year with a modest total return of approximately 2%. While Europe delivered strong returns to investors, a 21% decline in the Japanese market and the effects of a strong U.S. dollar eroded results. Emerging markets in Asia had a particularly tough year as many of these markets declined dramatically in the the face of spiraling debt and asset deflation.

     One outcome of 1997's international turmoil was that many investors sought shelter in the relative safety of the U.S. bond market which returned over 9% for the year.

     While we continue to have a positive outlook for the U.S. and world economies, we encourage you to set realistic return expectations and remain focused on your long-term goals. As the past has so clearly shown, even when unprecedented annual returns have been achieved in U.S. markets, sudden downward movements can be quite severe and unsettling. We, therefore, encourage you to continue to work with your financial advisor to develop and implement a diversified and disciplined investment program. We believe one prudent way to participate in any future market potential is through long-term, tax-deferred professionally managed investment vehicles.

     We are pleased to report that almost two-thirds of our investment managers outperformed their peer group during 1997 as measured by Lipper Analytical Services. Over a more meaningful three-year period, almost 90% of these managers outperformed their competitors. We feel these results validate our disciplined approach to investment management which includes carefully defining investment parameters and rigorously monitoring managers' results.

     As we begin a new year, a tax issue has arisen that warrants our attention. As part of its Fiscal 1999 budget submission, the Administration has proposed troubling taxes on new variable annuity and variable life policyholders. While the details are not yet final and are subject to change, and would as proposed apply only to policies acquired after the effective date of any new legislation, we believe the spirit of these proposals is inconsistent with broad national, social and tax policies and would make it more difficult for Americans to save for retirement and achieve financial security. On your behalf and the behalf of others who seek to plan responsibly for retirement, we have joined a strong, broad-based industry coalition to defeat this legislation. We are confident our voice will be heard.

     We continue to work hard to earn your trust and thank all of you who supported the proxy initiatives of the Fund's trustees and management during the past year. We look forward to continuing to serve your investment and retirement needs in the future.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Financial Life Insurance and Annuity Company

--------------------------------------------------------------------------------
                              PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

THE FULCRUM FUND(SM) VARIABLE ANNUITY . Average Annual Total Return as of
12/31/97

     For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-account are summarized below. Keep in mind, however, that these returns are net of all product charges except for the annual policy fee. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Review on page 6.



                             WITHOUT SURRENDER CHARGE     WITH SURRENDER CHARGE
                             ------------------------     ---------------------


                              One      Five       Ten      One     Five    Ten
Sub-account                  Year      Years     Years    Year     Years  Years
--------------------------------------------------------------------------------
Allmerica Investment Trust
Money Market Fund            3.94%     3.19%      4.26%   -2.25%   2.66%   4.26%



Performance returns shown above are for the sub-account of The Fulcrum Fund(SM) Variable Annuity and assume an investment in the Money Market Fund on the date of inception, April 29, 1985. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                     ---------------------------
                                                     For more information
                                                     about the performance
                                                     of the underlying fund, see
                                                     the Performance Review
                                                     on page 6.
                                                     ---------------------------

Bond & Money Market Overview

1992: Government and corporate bonds outperform the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.


     1997 proved to be a very good year for bond investors. Falling inflation, declining interest rates and a healthy economy were just some of the key factors contributing to the positive market environment.

     During 1997, fixed income markets enjoyed outstanding results. The year began cautiously as economic indicators showed robust growth and favorable employment continuing from 1996. This prompted the Federal Reserve Board to increase the Federal Funds Rate by 25 basis points to 5.50% in a preemptive strike against inflation. The move proved to be successful and rates were left unchanged for the remainder of the year, as economic indices continued to exhibit signs of a strong economy, with little evidence of inflation.

     As economic growth continued at a strong pace, the budget deficit began to evaporate. This decreased the need for Treasury financing in the bond market and fostered lower yields. These factors led to a strong rally and as prices rose, interest rates on the thirty-year bond, declined from 6.64% at the start of the year to 5.92% by year-end.

     Increased activity in the fixed income markets also surfaced in the third quarter when the August consumer price index (CPI) indicated the lowest rate of inflation since May 1966. The announcement sparked a strong rally in the bond market. Later in the year, investor concerns about the financial crisis in Asia -- and its possible effects on the domestic economy -- also caused bonds to rally as nervous investors once again retreated from the stock market in favor of bonds.

     In terms of performance, bond investors enjoyed their best gains since 1995 largely because of low inflation and decreasing interest rates. For instance, the

                           [TIME LINE APPEARS HERE]

Convinced domestic growth will slow from 1996 levels, investors favor bonds at the start of the year.

[GRAPHIC APPEARS HERE]

Signs of a strong economy raise fears over increasing interest rates and the market softens.

To ward off inflation, the Federal Reserve raises interest rates .25%. In response, the bond market declines.

[GRAPHIC APPEARS HERE]

The budget deficit significantly declines, decreasing the need for Treasury financing. The bond market rallies.

[GRAPHIC APPEARS HERE]

Stable-to-declining interest rates bode well for corporate and high-yield bonds as well as mortgage-backed securities.

Lehman Brothers Aggregate Bond Index turned in an impressive 9.65% total return for the year, up considerably from 1996's dismal showing of 3.61%. Longer maturity bonds did quite well and 30-year U.S. Treasury bonds returned as much as 15% this year. Investment-grade bonds and high-yield issues also rewarded investors with gains of 9.7% and 13.2% respectively. Strong returns in both the bond and stock markets caused some investors to review the asset mix of their portfolios. Many large institutions tended to favor bonds later in the year to rebalance their portfolios, take advantage of rising prices and avoid what they judged to be an overvalued stock market.

     Overall winners for the year were corporate, high-yield and emerging market bonds. Amid the turmoil in world markets, high-grade U.S. bonds emerged as an attractive investment later in the year.

     Even the money market, which was generally characterized by stability during 1997, produced solid returns. At year-end, the average yield on a one-year Treasury Bill was 5.48%, essentially even with the 5.49% yield at the end of 1996 but only 0.44% less than the yield on a 30-year Treasury bond. Banking issues in Japan and currency problems in many Asian countries increased the demand for domestic commercial paper and certificates of deposits as investors felt more comfortable investing in high-quality issues.

     Going forward, the fundamentals of the bond market remain intact. Inflation is under control and the strong dollar encourages foreign investors to buy U.S. bonds. And even though unemployment is at a 24-year low and wages are climbing, productivity gains appear to be keeping a lid on prices.

     Despite these strong underpinnings, industry experts point out that there is limited capital appreciation potential for bonds due to falling interest rates. Rates are not expected to move significantly lower unless real weakness in the economy emerges and the prospect of interest rate cuts by the Federal Reserve develops. The outlook for bond investors then, focuses on their yield which continues to deliver strong real returns to investors in this low inflation environment.

     While the outlook for the bond and money markets remains generally favorable, the European Monetary Union slated to take place in January 1999 could emerge as an important issue during the latter part of this year. At that point, investors will have to consider the possibility that a strong union could hurt the U.S. dollar and dollar-denominated bonds.


                           [TIME LINE APPEARS HERE]

[GRAPHIC APPEARS HERE]

CPI indicates the lowest rate of inflation since May 1966 which causes the bond market to rally.

[GRAPHIC APPEARS HERE]

Institutional investors take advantage of rising bond prices, avoiding what they consider to be an overvalued stock market.

[GRAPHIC APPEARS HERE]

Concerns grow over the crisis in Asian markets and its possible effect on the U.S. economy. Investors flee to high-quality U.S. bonds.

Bond investors enjoy their best gains since 1995 largely due to low inflation and stable to declining interest rates.

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Strives to maximize current income
for investors with preservation of capital and liquidity.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]


Cash Equivalents           35%
U.S. Government and
 Agency Obligations        10%
Repurchase Agreements      10%
Corporate Notes and Bonds  28%
Other                      17%

The Money Market Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is the average investment performance of 303 funds within the Money Market category.


For the one-year period ended December 31, 1997, the Money Market Fund posted a 5.47% return significantly outpacing the Lipper Money Market Fund Average return of 4.90% for the same period.

     The money market was generally characterized by stability during 1997. As economic indicators showed robust growth and favorable employment continuing from 1996 into the beginning of the new year, the Federal Reserve Board moved to increase Federal Funds Rate by 25 basis points to 5.50%. These rates were left unchanged for the remainder of the year as economic indices continued to exhibit signs of a strong, yet stable economy.

     Later in the year, concerns about the potential impact of the financial crisis in Asia -- and its possible effects on the domestic economy -- led to a rally in the bond market. Banking issues in Japan and currency problems in many Asian countries increased the demand for domestic commercial paper and certificates of deposits as investors felt more comfortable investing in high-quality paper. Thus, prices rose and the yields on those assets declined quite rapidly.

     To take advantage of this rally, the Fund's managers invested the Fund's assets in top-tier commercial paper, agency discount notes, repurchase agreements and floating rate notes. The portfolio also maintained a longer average weighted maturity than the Fund's benchmark to capture incremental yield in a declining interest rate environment.

     Currently, the portfolio is concentrated in commercial paper and has a 27% position in floating rate notes which the managers believe adds yield for the Fund.

     Throughout 1997, the Fund's managers focused on three primary investment objectives: preserving capital, maintaining liquidity and seeking attractive current income. As 1998 begins, the Money Market Fund is structured to capitalize on short-term technical factors. For example, the quarterly funding of the U.S. Treasury often causes rates to rise for a brief period. This sometimes creates a good investment opportunity for nimble, short-term investors.


                    GROWTH OF A $10,000 INVESTMENT SINCE 1987

                           [LINE GRAPH APPEARS HERE]

                                                     IBC/Donoghue First Tier
      Date                   Money Market Fund       Money Market Index
      ----                   -----------------       ------------------------
     12/87                        $10,000                   $10,000
     12/97                        $17,569                   $16,344



                          AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997                 One Year    Five Years  Ten Years
--------------------------------------------------------------------------------
Money Market Fund                               5.47%       4.71%       5.80%
IBC/Donoghue First Tier Money Market Index      5.01%       4.33%       5.44%
Lipper Money Market Fund Average                4.90%       4.31%       5.40%

                                                                    ------------
                                                                     Financials
                                                                    ------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

                 PORTFOLIO OF INVESTMENTS . December 31, 1997
-------------------------------------------------------------------------------
                                                                     Value
 Par Value                                                          (Note 2)
-------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 28.44%

              Securities Brokers and Dealers - 11.09%
$1,000,000    Bear Stearns Cos., Inc., Series B, MTN
              6.13%, 02/17/98*                                    $   1,000,240
 2,500,000    Bear Stearns Cos., Inc., Series B, MTN
              6.44%, 02/23/98*                                        2,501,469
 5,000,000    Bear Stearns Cos., Inc., Series B, MTN
              5.74%, 08/25/98*                                        5,000,000
 3,500,000    Goldman Sachs Group, LP, Series E, MTN
              6.26%, 05/29/98*                                        3,503,438
 1,915,000    Lehman Brothers Holdings, Inc., Series E, MTN
              6.73%, 02/27/98                                         1,917,269
 1,504,000    Lehman Brothers Holdings, Inc., Senior Note
              6.38%, 06/01/98                                         1,506,333
 2,000,000    Merrill Lynch & Co., Inc., Series B, MTN
              6.21%, 05/19/98*                                        2,001,975
 5,000,000    Paine Webber Group, Inc., Series C, Senior MTN
              6.06%, 09/16/98*                                        5,000,000
 5,500,000    Paine Webber Group, Inc., Series C, MTN
              5.93%, 11/04/98*                                        5,500,000
   975,000    Shearson Lehman Brothers Holdings, Inc., Series D,
              MTN 6.25%, 06/29/98                                       975,716
                                                                  -------------
                                                                     28,906,440
                                                                  -------------

              Finance - 10.94%
 3,165,000    Abbey National Treasury Services Plc
              6.50%, 12/21/98                                         3,178,625
   697,000    Asset Backed Capital Finance, Inc., MTN
              5.93%, 05/08/98                                           682,419
 2,000,000    Asset-Backed Capital, Ltd., MTN
              5.76%, 09/23/98*                                        2,000,000
 2,500,000    Avco Financial Service
              5.90%, 11/17/98*                                        2,500,000
 5,750,000    General Electric Capital Corp., Series A, MTN
              5.36%, 01/20/98                                         5,748,170
 1,400,000    General Motors Acceptance Corp., MTN
              7.30%, 02/02/98                                         1,401,603
 4,000,000    General Motors Acceptance Corp., MTN
              5.87%, 09/21/98*                                        3,998,027
 3,000,000    Green Tree Lease Finance, LLC, 1997-1, Series A1
              5.91%, 01/20/99                                         3,000,000
 6,000,000    New England Education Loan Marketing Corp., MTN
              6.14%, 09/18/98*                                        6,008,001
                                                                  -------------
                                                                     28,516,845
                                                                  -------------

              Commercial Banks - 3.37%
 3,800,000    Bank of Boston, Senior MTN
              5.82%, 04/22/98*                                        3,800,746
 2,500,000    First USA Bank, MTN
              5.98%, 04/28/98*                                        2,501,049
 1,500,000    Morgan (J.P.) & Co., Inc., Subordinated Note
              5.48%, 04/01/98                                         1,479,444
 1,000,000    Norwest Corp., Series G, Senior MTN
              6.00%, 10/13/98                                         1,000,558
                                                                  -------------
                                                                      8,781,797
                                                                  -------------

              Communication - 1.21%
 3,100,000    Nippon Telegraph and Telephone Corp.
              9.50%, 07/27/98                                         3,160,563
                                                                  -------------

              Retail - 0.98%
 1,000,000    Albertson's, Inc., Series A, MTN
              5.71%, 03/23/98                                           999,815
 1,525,000    Sears Roebuck & Co.
              9.25%, 04/15/98                                         1,537,203
                                                                  -------------
                                                                      2,537,018
                                                                  -------------

              Utilities - 0.85%
 1,000,000    Virginia Electric & Power Co., Series A
              9.38%, 06/01/98                                         1,012,177
 1,200,000    Virginia Electric & Power Co., Series E, MTN
              6.35%, 06/08/98                                         1,202,402
                                                                  -------------
                                                                      2,214,579
                                                                  -------------
              Total Corporate Notes and Bonds                        74,117,242
               (Cost $74,117,242)                                 -------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 9.86%

              Federal National Mortgage Association - 4.18%
 5,000,000    5.44%, 02/04/98                                         4,974,311
 4,000,000    5.43%, 03/30/98                                         3,946,955
 1,000,000    5.55%, 05/07/98                                           980,575
 1,000,000    5.38%, 06/10/98                                           998,774
                                                                  -------------
                                                                     10,900,615
                                                                  -------------

              Federal Farm Credit Bank - 3.08%
 3,210,000    5.44%, 06/01/98                                         3,136,755
 3,026,000    5.34%, 06/25/98                                         2,947,450
 2,000,000    5.50%, 08/12/98                                         1,931,860
                                                                  -------------
                                                                      8,016,065
                                                                  -------------

              Federal Home Loan Mortgage Corp. - 1.61%
 1,930,000    5.24%, 01/30/98                                         1,921,852
 2,300,000    5.47%, 02/06/98                                         2,287,419
                                                                  -------------
                                                                      4,209,271
                                                                  -------------



                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                             F-1

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
------------------------------------------------------------------------------
                                                                       Value
 Par Value                                                           (Note 2)
------------------------------------------------------------------------------
              Federal Home Loan Bank - 0.99%
$2,000,000    5.40%, 02/11/98                                     $  1,987,700
   595,000    5.45%, 05/28/98                                          581,759
                                                                  ------------
                                                                     2,569,459
                                                                  ------------
              Total U.S. Government
              and Agency Obligations                                25,695,410
               (Cost $25,695,410)                                 ------------


COMMERCIAL PAPER (A) - 35.00%

              Finance - 23.19%
 4,368,000    Bil North America
              5.60%, 01/09/98                                        4,362,564
 3,650,000    Budget Funding Corp.
              5.85%, 01/30/98                                        3,632,799
 4,000,000    Centre Square Funding Corp.
              5.67%, 01/20/98                                        3,988,030
   255,000    Ford Capital BV
              9.13%, 05/01/98                                          257,186
 4,000,000    General Electric Capital Corp.
              5.53%, 01/20/98                                        3,988,326
 1,000,000    General Electric Capital Corp.
              7.25%, 03/03/98                                        1,001,927
 9,100,000    Grand Metropolitan Capital Corp.
              5.54%, 01/07/98                                        9,091,598
 4,000,000    Jefferson Smurfit Finance Corp., Series B
              5.75%, 02/18/98                                        3,969,333
 5,000,000    Lexington Parker Capital Corp.
              5.93%, 01/21/98                                        4,983,528
   293,000    Lexington-Parker Capital Corp, LLC
              5.95%, 04/03/98                                          288,545
 2,500,000    National Rural Utilities Cooperative Finance Corp.
              5.55%, 02/13/98                                        2,483,427
 6,878,000    Pegasus Two, Ltd.
              5.86%, 03/18/98                                        6,792,912
 6,000,000    Sanyo Electric Finance Co.
              6.60%, 02/12/98                                        5,953,800
 1,500,000    Toshiba Capital Asia Corp.
              5.61%, 03/05/98                                        1,485,274
 1,096,000    Toshiba International Finance
              6.00%, 01/28/98                                        1,091,068
 1,084,000    Toshiba International Finance
              6.00%, 02/02/98                                        1,078,219
 6,000,000    Westpac Capital Corp.
              5.70%, 01/27/98                                        5,975,658
                                                                  ------------
                                                                    60,424,194
                                                                  ------------
              Consumer Goods - 3.25%
 2,500,000    PepsiCo, Inc.
              6.13%, 01/15/98                                        2,500,340
 6,000,000    Stanley Works
              5.58%, 02/04/98                                        5,968,380
                                                                  ------------
                                                                     8,468,720
                                                                  ------------

              Industry - 3.18%
   350,000    Archer-Daniels-Midland Co.
              6.20%, 01/22/98                                          348,775
 8,000,000    China International Marine Containers Group, Ltd.
              5.59%, 02/13/98                                        7,946,298
                                                                  ------------
                                                                     8,295,073
                                                                  ------------

              Rubber Fabricating - 2.67%
 7,000,000    Bridgestone/Firestone, Inc.
              7.35%, 01/27/98                                        6,962,842
                                                                  ------------

              Energy - 1.94%
 5,160,000    Songs Fuel Co.
              5.62%, 05/19/98                                        5,048,836
                                                                  ------------

              Utilities - 0.39%
 1,012,000    Idaho Power Co.
              6.05%, 01/23/98                                        1,008,258
                                                                  ------------

              Commercial Bank - 0.38%
 1,000,000    First Union Corp.
              6.75%, 01/15/98                                        1,000,313
                                                                  ------------
              Total Commercial Paper                                91,208,236
               (Cost $91,208,236)                                 ------------

CERTIFICATES OF DEPOSIT - 15.54%

 2,500,000    Bankers Trust Co.
              5.92%, 07/17/98                                        2,499,615
 5,000,000    Barclays Bank Plc
              5.75%, 12/16/98                                        4,998,588
 5,000,000    Barclays Bank Plc
              5.73%, 04/16/98                                        4,999,792
 5,000,000    Corestates Bank of North America
              5.81%, 09/08/98                                        5,000,000
 3,000,000    Deutsche Bank AG
              5.95%, 10/26/98                                        2,998,836
 7,000,000    Sanwa Bank, Ltd., New York
              6.55%, 06/24/98                                        7,000,324
10,000,000    Skandinaviska Enskilda Banken
              5.88%, 06/03/98                                       10,000,000
 3,000,000    Societe Generale
              5.97%, 09/15/98                                        3,000,202
                                                                  ------------
              Total Certificates of Deposit                         40,497,357
               (Cost $40,497,357)                                 ------------



                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                        (Note 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 9.94%

$ 8,000,000  First Union Repurchase Agreement
             5.88%, 1/2/98, Dated 12/03/97
             Repurchase Price $8,039,200
             (Collateralized by Heller Financial 6.39%,
             Due 5/25/05; Total Par $8,390,000;
             Market Value $8,494,928)                             $    8,000,000
 17,900,000  First Union Repurchase Agreement
             7.50%, 1/2/98, Dated 12/31/97
             Repurchase Price $17,907,458 (Collateralized by
             Green Tree Lease Finance 5.91%, due 1/20/99;
             Total Par $14,500,000 and Green Tree Lease
             Finance 6.20%, due 9/20/05; Total Par $3,860,000;
             Total Market Value of $19,253,880)                       17,900,000
                                                                  --------------
             Total Repurchase Agreements                              25,900,000
             (Cost $25,900,000)                                   --------------

INVESTMENT COMPANY - 0.47%

  1,236,333  State Street Bank Temporary Fund                          1,236,333
                                                                  --------------
             Total Investment Company                                  1,236,333
             (Cost $1,236,333)                                    --------------

Total Investments - 99.25%                                           258,654,578
 (Cost $258,654,578)                                              --------------
Net Other Assets and Liabilities - 0.75%                               1,964,929
                                                                  --------------
Net Assets - 100.00%                                              $  260,619,507
                                                                  ==============

---------------------------
*      Variable rate security. The rate shown reflects rate currently in effect.
(A)    Effective yield at time of purchase.
(B)    Zero Coupon Bond. Rate shown reflects effective yield to maturity.
MTN    Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1997, the aggregate cost of investment securities for tax purposes was $258,654,578.

As of December 31, 1997, the Portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; $35,977 in 2004; and $8,154 in
2005.

For the year ended December 31, 1997, the Portfolio has elected to defer $321 of capital losses attributable to Post-October Losses.


OTHER INFORMATION
The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings (Unaudited)

             Aaa             89.50%
             NR (Not Rated)  10.50
                           --------
                            100.00%
                           ========



--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.
                                                                             F-3

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
             STATEMENT OF ASSETS AND LIABILITIES . December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Money Market Fund
--------------------------------------------------------------------------------

ASSETS:
    Investments (Note 2):
      Investments at cost ...................................................................................         $ 232,754,578
      Repurchase agreements at cost .........................................................................            25,900,000
                                                                                                                      -------------
         Total investments at value .........................................................................           258,654,578
    Cash ....................................................................................................                 8,350
    Receivable for shares sold ..............................................................................               459,451
    Interest and dividend receivables .......................................................................             1,581,840
                                                                                                                      -------------
         Total Assets .......................................................................................           260,704,219
                                                                                                                      -------------

LIABILITIES:
    Advisory fee payable (Note 3) ...........................................................................                59,896
    Accrued expenses and other payables .....................................................................                24,816
                                                                                                                      -------------
         Total Liabilities ..................................................................................                84,712
                                                                                                                      -------------
NET ASSETS ..................................................................................................         $ 260,619,507
                                                                                                                      =============

NET ASSETS consist of
    Paid-in capital (Note 6) ................................................................................         $ 260,664,450
    Accumulated (distribution in excess of) net realized gain (loss) on investments sold ....................               (44,943)
                                                                                                                      -------------
TOTAL NET ASSETS ............................................................................................         $ 260,619,507
                                                                                                                      =============

Shares of beneficial interest outstanding (unlimited authorization, no par value) ...........................           260,664,450

NET ASSET VALUE,
    Offering and redemption price per share (Net Assets/Shares Outstanding) .................................         $       1.000
                                                                                                                      =============


          STATEMENT OF OPERATIONS . For year ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest (Note 2) ................................................................................                $ 13,319,005
     Dividends (Note 2) ...............................................................................                     293,092
                                                                                                                       ------------
      Total investment income .........................................................................                  13,612,097
                                                                                                                       ------------

EXPENSES
     Investment advisory fees (Notes 3and 4) ..........................................................                     647,964
     Custodian fees (Note 3) ..........................................................................                      42,720
     Fund accounting fees (Note 3) ....................................................................                      57,184
     Audit fees .......................................................................................                       2,688
     Trustees' fees and expenses (Note 3) .............................................................                       5,869
     Reports to shareholders ..........................................................................                      80,315
                                                                                                                       ------------
      Total expenses ..................................................................................                     836,740
                                                                                                                       ------------
NET INVESTMENT INCOME (LOSS) ..........................................................................                  12,775,357
                                                                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
     Net realized gain (loss) on investments sold .....................................................                      (8,306)
                                                                                                                       ------------

NET GAIN (LOSS) ON INVESTMENTS ...........................................................................                   (8,306)
                                                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................................          $ 12,767,051
                                                                                                                       ============

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Money Market
                                                                                                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                                          1997             1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year.....................................................  $217,255,732    $155,211,174
                                                                                      ------------    ------------

Increase in net assets resulting from operations:
   Net investment income............................................................    12,775,357       9,613,835
   Net realized gain (loss) on investments sold.....................................        (8,306)        (35,900)
                                                                                      ------------    ------------
   Net increase in net assets resulting from operations.............................    12,767,051       9,577,935
                                                                                      ------------    ------------

Distributions to shareholders from:
   Net investment income............................................................   (12,775,357)     (9,613,835)
                                                                                      ------------    ------------

Capital share transactions:
   Net proceeds from sales of shares................................................   198,110,523     189,973,951
   Issued to shareholders in reinvestment of distributions..........................    12,775,357       9,613,835
   Cost of shares repurchased.......................................................  (167,513,799)   (137,507,328)
                                                                                      ------------    ------------
      Net increase from  capital share transactions.................................    43,372,081      62,080,458
                                                                                      ------------    ------------
      Total increase in net assets..................................................    43,363,775      62,044,558
                                                                                      ------------    ------------

NET ASSETS at end of year (including line A)........................................  $260,619,507    $217,255,732
                                                                                      ============    ============

(A) Undistributed (distributions in excess of) net investment income (loss).........  $        --     $        --
                                                                                      ============    ============

OTHER INFORMATION:
Share transactions:
   Sold.............................................................................   198,110,523     189,973,951
   Issued to shareholders in reinvestment of distributions..........................    12,775,357       9,613,835
   Repurchased......................................................................  (167,513,799)   (137,507,328)
                                                                                      ------------    ------------
      Net increase in shares outstanding............................................    43,372,081      62,080,458
                                                                                      ============    ============



                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                      Income from Investment Operations                      Less Distributions
               -----------------------------------------------  --------------------------------------------

                                       Net Realized                                                                          Net
                   Net                     and                            Distributions                                    Increase
                  Asset                Unrealized               Dividends   from Net                                      (Decrease)
                  Value       Net      Gain (Loss)  Total from  from Net    Realized  Distributions                         in Net
   Year Ended   Beginning  Investment      on       Investment  Investment   Capital       in      Return of     Total      Asset
  December 31,   of Year   Income/(2)/ Investments  Operations    Income      Gains      Excess     Capital  Distributions  Value
  ------------ ----------  ----------  -----------  ----------  ---------  ---------     -------  ---------- ------------- --------
  Money Market
      Fund
      1997     $   1.000   $   0.053      $   --    $  0.053    $(0.053)   $   --        $   --   $    --    $    (0.053)  $    --
      1996         1.000       0.052          --       0.052     (0.052)       --            --        --         (0.052)       --
      1995         1.000       0.057          --       0.057     (0.057)       --            --        --         (0.057)       --
      1994         1.000       0.039          --       0.039     (0.039)       --            --        --         (0.039)       --
      1993         1.000       0.030          --       0.030     (0.030)       --            --        --         (0.030)       --
      1992         1.000       0.037          --       0.037     (0.037)       --            --        --         (0.037)       --
      1991         1.000       0.060          --       0.060     (0.060)       --            --        --         (0.060)       --
      1990         1.000       0.078          --       0.078     (0.078)       --            --        --         (0.078)       --
      1989         1.000       0.086          --       0.086     (0.086)       --            --        --         (0.086)       --
      1988         1.000       0.071          --       0.071     (0.071)       --            --        --         (0.071)       --

---------------------------------------------------------------------------
*        Annualized
**       Not Annualized
(A)      Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)      Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1)      Unaudited.
(2) Net investment income per share before reimbursement of fees by the investment adviser was $0.030 in 1993 and $0.084/(1)/ in 1988 for Money Market Fund.




                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
       -----------------------------------------------------------------
                         Ratios To Average Net Assets
                  ------------------------------------------

 Net Asset            Net Assets
   Value                End of         Net                                                              Portfolio     Average
  End of     Total       Year      Investment        Operating Expenses           Management Fee        Turnover    Commissions
   Year     Return      (000's)      Income         (A)      (B)      (C)        Gross        Net         Rate        Rate/(D)/
---------- --------  -----------   ----------       ---      ---      ---       -------      ----       ---------   -----------
$ 1.000     5.47%    $  260,620      5.33%         0.35%    0.35%    0.35%       0.27%       0.27%         N/A        $    --
  1.000     5.36%       217,256      5.22%         0.34%    0.34%    0.34%       0.28%       0.28%         N/A             --
  1.000     5.84%       155,211      5.68%         0.36%      --     0.36%       0.29%       0.29%         N/A             --
  1.000     3.93%        95,991      3.94%         0.45%      --     0.45%       0.31%       0.31%         N/A             --
  1.000     3.00%        71,052      2.95%         0.42%      --     0.43%       0.32%       0.31%         N/A             --
  1.000     3.78%        64,506      3.65%         0.44%      --     0.44%        N/A         N/A          N/A             --
  1.000     6.67%        39,909      5.98%         0.43%      --     0.43%        N/A         N/A          N/A             --
  1.000     8.63%        28,330      8.22%         0.42%      --     0.42%        N/A         N/A          N/A             --
  1.000     9.69%        12,060      8.62%         0.58%      --     0.58%        N/A         N/A          N/A             --
  1.000     7.30%/(1)/    7,156      7.13%         0.60%      --     0.71%        N/A         N/A          N/A             --

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios (see Note
9). The accompanying financial statements and financial highlights are those of the Money Market Fund (the "Portfolio") only.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities of the Portfolio are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bond, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement the Portfolio pays a management fee, calculated daily and payable monthly, at an annual rate based 0.35% for the first $50,000,000 of average daily net asset value, 0.25% of the next $200,000,000 average daily net asset value, and 0.20% on the remainder of the Portfolio's average daily net asset value.

The Manager has entered into a Sub-Adviser Agreement for the management of the investments of the Portfolio. The Manager is solely responsible for the payment of the fee to the Sub-Adviser. The Sub-Adviser for the Portfolio is Allmerica Asset Management, Inc.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4. REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed a voluntary expense limitation of 0.60%, the Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitation. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

5. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees and Shareholders
of Allmerica Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, (one of the Portfolios constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 11, 1998

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

A special meeting of the Trust's shareholders was held on August 15, 1997 in which they approved twelve proposals. The results were as follows:

Proposal 1      To elect as Trustees the following eight nominees:
----------

                                 Shares               Shares        Percent of
                                   For               Withheld      Shares Voted
                              -------------         ----------     ------------
Cynthia A. Hargadon           1,938,258,984         31,269,098        100.00%
Gordon Holmes                 1,939,243,085         30,284,997        100.00%
John P. Kavanaugh             1,939,797,208         29,730,874        100.00%
Bruce E. Langton              1,937,762,009         31,766,074        100.00%
John F. O'Brien               1,939,501,868         30,026,214        100.00%
Attiat F. Ott                 1,938,512,953         31,015,129        100.00%
Richard M. Reilly             1,940,655,029         28,873,054        100.00%
Ranne P. Warner               1,938,603,816         30,924,266        100.00%


Proposal 2      To ratify the selection of Price Waterhouse LLP as independent
----------      accountants for the Trust:


                           Shares         Shares        Shares       Percent of
                             For          Against     Abstaining    Shares Voted
                        -------------   ----------    ----------    ------------
Price Waterhouse LLP    1,905,804,327   16,680,566    47,043,189       100.00%


Proposal 3      To amend the management fee schedules in the Management
----------      Agreement between Allmerica Investment Management Company, Inc.
                and Allmerica Investment Trust for the Funds below:

                                Shares       Shares      Shares      Percent of
                                  For        Against   Abstaining   Shares Voted
                              -----------  ----------  ----------   ------------
Select Aggressive Growth      210,913,895   5,360,717   7,081,745      100.00%
Select Capital Appreciation   114,202,372   3,265,814   3,442,617      100.00%
Select International Equity   220,386,752   4,564,117   7,695,067      100.00%
Growth                        222,195,807  14,056,428   8,369,802      100.00%
Select Growth and Income      227,489,980   5,863,093   8,109,903      100.00%
Select Income                  78,873,767   1,233,240   5,176,275      100.00%
Investment Grade Income       142,274,939   7,145,607   4,262,609      100.00%


Proposal 4      To amend the sub-adviser fee schedule in the Sub-Adviser
----------      Agreement between Allmerica Investment Management Company, Inc.
                and Nicholas-Applegate Capital Management, L.P. relating to the Select Aggressive Growth Fund:

                             Shares       Shares       Shares       Percent of
                               For        Against    Abstaining    Shares Voted
                           -----------   ---------   ----------    ------------
Select Aggressive Growth   211,648,040   3,985,212    7,723,105       100.00%


-----------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------


Proposal 5        To amend the sub-adviser fee schedule in the Sub-Adviser
----------        Agreement between Allmerica Investment Management Company,
                  Inc. and Janus Capital Corporation relating to the Select
                  Capital Appreciation Fund:


                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     -----------          -----------           -------------                  ----------------
Select Capital Appreciation          114,086,423           3,046,035               3,778,346                        100.00%

Proposal 6        To approve an arrangement that would permit the Invesment
----------        Manager of the Trust to enter into and materially amend sub-
                  advisory agreements with non-affiliated sub-advisers without obtaining shareholder approval relating to the Funds below:


                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     -----------          ----------              ----------                     ------------
Select Aggressive Growth             202,036,453          13,599,240               7,720,664                        100.00%
Select Capital Appreciation          109,284,768           7,510,075               4,115,960                        100.00%
Select Value Opportunity              79,769,789           7,689,239               2,213,323                        100.00%
Select International Equity          209,996,997          14,324,566               8,324,373                        100.00%
Select Growth                        179,696,429          11,284,076               8,477,958                        100.00%
Growth                               212,156,478          22,705,825               9,759,733                        100.00%
Select Growth and Income             215,564,920          15,676,684              10,221,371                        100.00%
Select Income                         75,878,564           3,137,643               6,267,075                        100.00%

Proposal 7        To change the status of the investment objective of each Fund
----------        of the Trust from fundamental to non-fundamental:

                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                   ---------------      --------------          ---------------                ----------------
Select Aggressive Growth             199,892,080          15,656,151               7,808,127                        100.00%
Select Capital Appreciation          108,482,011           8,778,200               3,650,593                        100.00%
Select Value Opportunity              78,734,323           8,501,412               2,436,617                        100.00%
Select International Equity          207,396,063          16,754,817               8,495,056                        100.00%
Select Growth                        176,524,469          14,761,165               8,172,830                        100.00%
Growth                               207,638,770          27,600,709               9,382,558                        100.00%
Equity Index                          76,633,944           7,821,946               2,211,602                        100.00%
Select Growth and Income             212,516,025          19,542,689               9,404,262                        100.00%
Select Income                         75,285,571           3,586,410               6,411,300                        100.00%
Investment Grade Income              136,062,950          12,797,731               4,822,474                        100.00%
Government Bond                       38,759,285           4,497,417               1,465,727                        100.00%
Money Market                         215,353,047          18,194,661              13,495,093                        100.00%

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------


Proposal 8    To revise the investment restrictions of each Fund of the Trust
----------    to permit the Fund to borrow money for temporary purposes when the aggregate amount borrowed does not exceed 33 1/3% of the value of the Fund's total assets at the time such borrow is made:

                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     -----------          ----------              ----------                     ------------
Select Aggressive Growth             191,754,480          23,649,250               7,952,627                        100.00%
Select Capital Appreciation          102,008,709          14,085,611               4,816,484                        100.00%
Select Value Opportunity             74,750,173           12,319,606               2,602,573                        100.00%
Select International Equity          198,505,712          24,736,579               9,403,645                        100.00%
Select Growth                        168,311,152          22,211,984               8,935,328                        100.00%
Growth                               199,904,328          34,837,588               9,880,121                        100.00%
Equity Index                         72,418,535           11,777,318               2,471,639                        100.00%
Select Growth and Income             203,469,878          26,878,157              11,114,941                        100.00%
Select Income                        73,158,611            5,875,439               6,249,232                        100.00%
Investment Grade Income              131,877,958          17,190,516               4,614,681                        100.00%
Government Bond                      37,150,526            6,044,470               1,527,433                        100.00%
Money Market                         202,129,620          30,802,423              14,110,757                        100.00%

Proposal 9    To change the status of the investment restrictions of each fund
----------    of the Trust relating to financial futures and related options from fundamental to non-fundamental:

                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     -----------          ----------              ----------                     ------------
Select Aggressive Growth             197,382,652          17,966,640               8,007,066                        100.00%
Select Capital Appreciation          107,113,209           9,612,369               4,185,225                        100.00%
Select Value Opportunity             78,077,748            8,978,651               2,615,953                        100.00%
Select International Equity          205,428,153          18,335,742               8,882,040                        100.00%
Select Growth                        174,587,490          16,485,541               8,385,432                        100.00%
Growth                               205,011,067          29,451,137              10,159,833                        100.00%
Equity Index                         75,341,614            9,159,968               2,165,910                        100.00%
Select Growth and Income             210,679,129          20,453,649              10,330,197                        100.00%
Select Income                        74,957,488            4,092,658               6,233,135                        100.00%
Investment Grade Income              135,817,086          13,212,694               4,653,375                        100.00%
Government Bond                      38,525,164            4,814,161               1,383,104                        100.00%
Money Market                         212,675,590          20,750,585              13,616,626                        100.00%

Proposal 10   To revise the investment policies of the Select Value Opportunity
-----------   Fund to permit the Fund to engage in financial futures and related options transactions:

                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     -----------          ----------              ----------                     ------------
Select Value Opportunity             78,603,876            8,271,306               2,797,170                        100.00%

Proposal 11   To change the status of certain investment policies of the Growth
-----------   Fund relating to the types of securities in which the Fund may invest and related limitations, if any, from fundamental to non-fundamental:

                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     -----------          ----------              ----------                     ------------
Growth                               208,052,803          26,700,986               9,868,247                        100.00%

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------


Proposal 12   To revise the investment restrictions of the funds listed below to
-----------   permit such Funds to invest in securities which are restricted as to disposition under Federal securities laws:

                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     -----------          ----------              ----------                     ------------
Growth                               211,745,319          22,642,962              10,233,756                        100.00%
Equity Index                          76,319,871           7,976,776               2,370,845                        100.00%
Investment Grade Income              137,897,454          11,258,361               4,527,340                        100.00%
Government Bond                       39,298,062           3,968,040               1,456,327                        100.00%
Money Market                         215,152,360          18,978,223              12,912,217                        100.00%

At a special meeting of shareholders of the Select Value Opportunity Fund held on December 30, 1997, shareholders approved the new Sub-Adviser Agreement between Allmerica Investment Management Company, Inc. and Cramer Rosenthal McGlynn, LLC. The results were as follows:

                                       Shares               Shares                  Shares                        Percent of
                                         For                Against               Abstaining                     Shares Voted
                                     ----------            ---------              ----------                     ------------
                                     96,229,373            3,268,212               4,051,344                        100.00%

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum Fund(TM) Variable Annuity contract. Separate account financial statements will no longer be provided.

                     The Fulcrum Fund(SM) Variable Annuity

The Fulcrum Fund(SM) Variable Annuity is issued by Allmerica Financial Life Insurance and Annuity Company and is distributed by Allmerica Investments, Inc. To be preceded or accompanied by the current prospectus. Read it carefully before investing.


                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]


First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY & HI) . Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company., Inc. . The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling Risk Management Services, Inc. . Citizens Corporation . Citizens Insurance Company of America . Citizens Management Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653





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